SHAREHOLDER MEETING RESULTS


     SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                HELD MAY 26, 2005


1.  Election of the Board of Directors:
                            For              Withheld

    Aschenbrenner        365,139,705         14,558,146
    Ballantine           351,957,330         27,740,521
    Davis                350,071,408         29,626,443
    Eucher               365,190,867         14,506,984
    Gilbert              350,855,573         28,842,279
    Grimmett             351,545,384         28,152,467
    Kimball              351,418,004         28,279,847
    Lukavsky             351,564,712         28,133,139
    Zimpleman            364,921,345         14,776,507


2.  Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:

    2A.  With Columbus Circle Investors as sub-advisor for the Growth Account:
          In Favor            Opposed               Abstain

          9,541,305           538,858               696,124

    2B. With Principal Global Investors , LLC as sub-advisory for the Money Market Account:
          In Favor            Opposed               Abstain

         129,494,626         4,869,563             5,024,413

    2C.  With Principal Global Investors, LLC as sub-advisor for the
         Bond Account:
          In Favor            Opposed               Abstain

         22,835,684           513,407             1,454,507

    2D. With Spectrum Asset Management, Inc. as a sub-sub-advisory for the Bond Account:
          In Favor            Opposed               Abstain

         22,761,364           549,879             1,492,355

    2E.  With Post Advisory Group, LLC as a sub-sub-advisory for the Bond
         Account:
          In Favor            Opposed               Abstain

         22,744,760           559,681              1,499,158

    2F. With Spectrum Asset Management, Inc. as a sub-sub-advisory for the Equity Income Account:
          In Favor            Opposed               Abstain

          4,904,138           205,386                199,897

    2G. With Principal Real Estate Investors, LLC as a sub-sub-advisory for the Equity Income Account:
          In Favor            Opposed               Abstain

          4,923,979           185,546               199,897

    2H. With Principal Real Estate Investors, LLC as a sub-sub-advisory for the Real Estate Securities Account:
          In Favor            Opposed               Abstain

          7,939,377         140,233.840             377,360


3. Approval of reclassifying the investment objective of each Account as a "non-fundamental policy" which may be changed without shareholder approval:
          In Favor            Opposed               Abstain

        12,475,417           92,974                208,517

4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

    4A.  Approve combinations of Accounts:

          In Favor            Opposed               Abstain

         312,982,561        46,354,383            20,360,907

    4B. Liquidate the assets attributable to an Account or a class of shares and terminate the Account or class of shares:

          In Favor            Opposed               Abstain

         312,260,371        46,363,140            21,074,340

    4C.  Designate a class of shares of an Account as a separate Account:

          In Favor            Opposed               Abstain

         317,431,514        41,677,089            20,589,247

5. Approval of a proposal to permit Principal Management Corporation to select and contract with sub-advisors for certain Accounts after approval by the Board of Directors but without obtaining shareholder approval:

                           In Favor      Opposed       Abstain

International Emerging
  Markets                   3,160,703      244,710        97,288
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0

6. Approval of changes to the fundamental investment restrictions of the Accounts with respect to:

    6A.  Issuing senior securities:
                           In Favor      Opposed       Abstain

Capital Value               6,809,482      533,415       657,591
Government Securities      27,313,704    1,063,053     1,234,856
Money Market              127,993,395    5,454,187     5,941,021
    6B.  Borrowing:
                           In Favor      Opposed       Abstain

Asset Allocation            7,107,892      683,082       605,027
Balanced                    7,408,236      514,514       853,892
Bond                       22,280,814    1,197,066     1,325,718
Capital Value               6,729,702      623,124       647,661
Equity Growth              15,037,783    1,298,315       764,029
Equity Income               4,668,546      319,571       321,305
Equity Value                  179,684       10,974         9,342
Government Securities      26,910,528    1,407,144     1,293,941
Growth                      9,253,062      839,088       684,138
International              15,119,368      754,294     1,039,721
International Emerging
  Markets                   3,158,403      225,884       118,414
International SmallCap      5,333,580      385,254       288,742
LargeCap Blend              8,311,578      375,145       449,213
LargeCap Growth Equity      6,665,267      228,796       109,498
LargeCap Stock Index       16,394,654    1,031,339     1,109,909
LargeCap Value              6,740,536      269,994       376,637
Limited Term Bond           5,180,705      258,851       498,865
MidCap                      8,730,387      693,987       648,711
MidCap Growth               5,613,617      284,752       188,831
MidCap Value                5,046,533      327,408       247,838
Money Market              126,941,574    7,486,761     4,960,267
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0
Real Estate Securities      7,775,354      296,019       385,597
SmallCap                    8,419,029      467,535       232,750
SmallCap Growth             6,226,820      325,519       191,724
SmallCap Value              5,779,962      530,818       381,686

    6C.  Underwriting securities of another issuer:
                           In Favor      Opposed       Abstain

Capital Value               6,780,844      620,274       599,368
Government Securities      27,030,405    1,313,817     1,267,391
Money Market              127,853,249    6,197,270     5,338,084
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0
    6D.  Concentration of investments:
                           In Favor      Opposed       Abstain

Asset Allocation            7,294,915      564,401       536,685
Balanced                    7,521,067      405,748       849,827
Bond                       22,623,488      735,766     1,444,345
Capital Value               6,863,571      533,998       602,919
Equity Growth              15,295,337    1,064,183       740,608
Equity Income               4,887,829      248,639       172,953
Government Securities      27,220,518    1,093,042     1,298,053
Growth                      9,561,436      576,750       638,101
International              15,115,118      753,309     1,044,955
International SmallCap      5,333,939      390,506       283,131
Limited Term Bond           5,171,657      269,950       496,815
MidCap                      8,892,307      613,003       567,776
MidCap Growth               5,744,157      154,212       188,831
Money Market              127,938,575    6,506,189     4,943,840
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0
Real Estate Securities      7,860,666      205,724       390,581
SmallCap                    8,397,956      502,972       218,387
SmallCap Growth             6,302,480      254,512       187,072
SmallCap Value              5,907,182      380,092       405,192

    6E.  Purchases or sales of real estate:
                           In Favor      Opposed       Abstain

Capital Value               6,854,750      533,952       611,784
Government Securities      27,228,088    1,136,294     1,247,232
Money Market              127,184,599    7,193,449     5,010,555
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0

    6F.  Purchases or sales of commodities:
                           In Favor      Opposed       Abstain

Asset Allocation            7,316,546      532,856      546,599
Balanced                    7,365,280      569,867      841,495
Bond                       22,613,107      886,193    1,304,298
Capital Value               6,860,766      541,069      598,652
Equity Growth              15,193,800    1,136,139      770,189
Equity Income               4,744,530      391,938      172,953
Government Securities      27,170,141    1,216,411    1,225,061
Growth                      9,529,810      602,085      644,392
International              14,998,742      849,111   1,065,530
International SmallCap      5,287,519      414,978     305,079
Limited Term Bond           5,238,547      201,010     498,865
MidCap                      8,860,093      630,565     582,428
MidCap Growth               5,775,090      123,279     188,831
Money Market              127,269,772    7,031,467   5,087,364
Principal LifeTime 2010        15,115            0         581
Principal LifeTime 2020        45,627            0           0
Principal LifeTime 2030        20,015            0           0
Principal LifeTime 2040        16,491            0           0
Principal LifeTime 2050         8,379            0           0
Principal LifeTime
  Strategic Income              9,280            0           0
Real Estate Securities      7,691,770      265,902     499,298
SmallCap                    8,426,951      423,878     268,485
SmallCap Growth             6,267,198      276,797     200,069
SmallCap Value              5,683,737      547,006     461,722

    6G.  Making of loans:
                           In Favor      Opposed       Abstain

Asset Allocation            7,278,432      517,809       599,760
Balanced                    7,382,007      532,967       861,669
Bond                       22,513,614      976,423     1,313,562
Capital Value               6,757,725      596,474       646,288
Equity Growth              15,051,660    1,278,949       769,518
Equity Income               4,568,571      327,321       413,529
Government Securities      26,954,927    1,329,558     1,327,128
Growth                      9,276,807      736,350       763,131
International              14,953,726      899,116     1,060,541
International Emerging
  Markets                   3,164,282      218,917      119,502
International SmallCap      5,264,852      488,972      293,751
LargeCap Blend              8,350,013      320,473      465,450
LargeCap Growth Equity      6,573,581      280,423      149,556
LargeCap Stock Index       16,335,720    1,090,943    1,109,240
LargeCap Value              6,741,597      237,280      408,290
Limited Term Bond           5,227,497      212,060      498,865
MidCap                      8,744,573      742,801      585,711
MidCap Growth               5,611,250      290,057       185,893
MidCap Value                5,074,752      362,339       184,708
Money Market              127,657,004    6,778,011     4,953,589
Principal LifeTime 2010        15,115            0            581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime Strategic
  Income                        9,280            0             0
Real Estate Securities      7,810,994      256,784           389
SmallCap                    8,329,622      559,847       229,846
SmallCap Growth             6,168,339      377,110       198,614
SmallCap Value              5,821,039      517,751       353,675

    6H.  Short sales:
                           In Favor      Opposed       Abstain

Government Securities      27,039,363    1,274,916     1,297,334
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime
  Strategic Income              9,280            0             0
    6I.  Diversification:
                           In Favor      Opposed       Abstain

Government Securities      27,449,496      892,788     1,269,330
Money Market              128,643,046    5,644,906     5,100,651
Principal LifeTime 2010        15,115            0           581
Principal LifeTime 2020        45,627            0             0
Principal LifeTime 2030        20,015            0             0
Principal LifeTime 2040        16,491            0             0
Principal LifeTime 2050         8,379            0             0
Principal LifeTime Strategic
  Income                        9,280            0             0

    6J.  Fundamental investment restrictions to be eliminated:

         1.Eliminate the investment restriction with respect to purchasing securities of issuers whose securities are owned by
           officers of directors of the Account:
                           In Favor      Opposed       Abstain

Asset Allocation            7,143,928      706,620       545,453
Balanced                    7,451,064      502,396       823,183
Bond                       22,293,369    1,211,685     1,298,544
Capital Value               6,708,430      720,139       571,918
Equity Growth              14,999,836    1,379,508       720,784
Government Securities      26,696,084    1,658,349     1,257,180
Growth                      9,137,023    1,015,015       624,249
International              14,776,113    1,108,754     1,028,516
Limited Term Bond           5,122,420      294,755       521,246
MidCap                      8,644,015      873,680       555,391
Money Market              123,628,345   10,805,575     4,954,683

         2.Eliminate the investment restriction with respect to purchasing securities of issuers with less than three years'
           continuous operations:
                           In Favor      Opposed       Abstain

Capital Value               6,758,316      641,684       600,487
Money Market              124,669,451    9,651,005     5,068,148

         3.Eliminate the investment restriction with respect to investing in oil and gas interests or mineral development programs:
                           In Favor      Opposed       Abstain

Government Securities      27,242,658    1,188,505     1,180,449
Money Market              126,927,228    7,339,601     5,121,774

         4.Eliminate the investment restriction with respect to investing in oil, gas or other mineral, exploration or development
           programs and in securities of issuers investing in International, or sponsoring such programs:
                           In Favor      Opposed       Abstain

Asset Allocation            7,333,364      531,936       530,701
Balanced                    7,541,239      414,758       820,646
Bond                       22,677,409      799,343     1,326,846
Equity Growth              15,279,293    1,120,378       700,456
Growth                      9,572,518      598,978       604,791
International              15,075,874      808,071     1,029,437
Limited Term Bond           5,215,978      225,629       496,815
MidCap                      8,949,633      598,390       525,063

         5.Eliminate the investment restriction with respect to purchasing warrants in excess of 5% of total assets:
                           In Favor      Opposed       Abstain

Capital Value               6,703,029      661,105       636,353

         6.Eliminate the investment restriction with respect to investing more than 5% of assets (at time of purchase) in warrants
           and rights:
                           In Favor      Opposed       Abstain

Capital Value               6,727,714      639,555       633,218

         7.Eliminate the investment restriction with respect to investing more than 5% of assets in initial margins and premiums on financial futures contracts and options on such contracts:

                           In Favor      Opposed       Abstain

Government Securities      26,810,163    1,537,876     1,263,574

         8.Eliminate the investment restriction with respect to investing more than 5% of assets in covered spread options and put
           and call options:
                           In Favor      Opposed       Abstain

Government Securities      26,870,975    1,457,322     1,283,315

         9.Eliminate the investment restriction with respect to issuing or acquiring put and call options, straddles or spreads:
                           In Favor      Opposed       Abstain

Money Market              122,949,128    8,591,983     7,847,492

    6K. Fundamental Investment Restrictions to be changed to non-fundamental investment restrictions:

         1.Change to non-fundamental, the investment restriction with respect to investing in companies for purposes of exercising
           control or management:
                           In Favor      Opposed       Abstain

Capital Value               6,805,983      621,234       573,269
Government Securities      27,047,144    1,289,374     1,275,095
Money Market              125,322,596    9,136,817     4,929,190

         2.Change to non-fundamental, the investment restriction with respect to investing more than 20% of total assets in
           securities of foreign issuers:
                           In Favor      Opposed       Abstain

Capital Value               6,770,230      658,452       571,805